UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________

FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 19, 2017
Date of Report (Date of earliest event reported)
 _________________________________
AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
_________________________________

Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed by AmerisourceBergen Corporation (the “Company”), on June 19, 2017, James D. Frary ceased to be Executive Vice President and President, AmerisourceBergen Specialty Group. Mr. Frary was identified as a “named executive officer” in the Company's definitive proxy statement, which was filed with the Securities and Exchange Commission on January 20, 2017. Mr. Frary is expected to remain as a non-executive employee of the Company through the fall of 2017. In connection with his departure, Mr. Frary will be entitled to receive compensation and benefits consistent with Section 5(a) of his Employment Agreement, which was filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: June 22, 2017	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Executive Vice President & Chief Financial Officer

3